                                                                   EXHIBIT 10.5

[Rust Letterhead]

                           PERSONAL AND CONFIDENTIAL

                                 July 29, 1996

Marty McGee
Rust Scaffold Builders Inc.
10389 Airline Highway
St. Rose, LA 70087

                  Re:      Employment Security Agreement

Dear Marty:

         As you know, WMX Technologies, Inc. ("WMX") has announced certain activities relative to realignment of our businesses. The Company recognizes the uncertainty that accompanies this announcement and wishes to offer you this Employment Security Agreement in appreciation of your past dedicated service and to provide you with peace of mind.

         In consideration for the payments and other security listed below, you agree to continue your employment with the Company and provide your full cooperation and assistance to the Company.

         1. Term. The Term of the Agreement shall be until July 31, 1998.

         2. Base Salary. Your current base salary will not be reduced during the Term and will be subject to normal increases which are in the discretion of management.

         3. Guaranteed Minimum Bonus. Regardless of the amount of your earned bonus under the Management Incentive Bonus Plan ("Plan") (i) if you remain employed with the Company through December 31, 1996, the Company agrees to pay you a minimum bonus equal to 50% of your target bonus under the 1996 Plan; (ii) if you remain employed with the Company through December 31, 1997, the Company agrees to pay you a minimum bonus equal to 50% of your target bonus under the 1997 Plan; and (iii) if you remain employed with the Company through the end of the Term, the Company agrees to pay you a minimum bonus equal to 50% of your target bonus under the 1998 Plan, pro-rated to the end of the Term. The 1997 and 1998 Plans will be on terms at least as favorable as the 1996 Plan.

         4. Completion Bonus. If you remain employed with the Company through the end of the Term, you will receive, in a single lump sum as soon as practicable after the end of the Term, 35% of your 1996 Plan earned bonus and 35% of your 1997 Plan earned bonus.

         5. Transaction Bonus. In the event of a sale of the Company during the Term to an entity unrelated to any WMX affiliated company, if you remain employed with the Company through the closing of the sale, the Company will pay you a transaction bonus equal to two times your monthly base salary as soon as reasonably practicable following the date of the closing. Payment of such bonus will be subject to normal withholding.

         6. Stock Options. Any otherwise exercisable stock options will remain in effect, in accordance with the terms of the stock option plan under which they were issued, during any period of employment with the Company and any subsequent period during which you may be receiving severance pay. However, in the event of a transaction involving the Company which under the terms of the stock option plan would cause the options to terminate, the Company will use its reasonable best efforts to cause the exercisability of the options to be accelerated.

         7. (a) Termination Without Cause. If you are terminated by the Company without Cause prior to the end of the Term, the Company will pay you (i) an amount equal to the greater of (a) the amount of the base salary remaining to be paid during the Term, or (b) one year of continued base salary (payable in the same manner as regular salary), measured by your base salary in effect on the date of your termination, (ii) the bonus payment(s) (determined under paragraph 3) for the balance of the Term, and (iii) the Completion Bonus to be paid under paragraph 4, but determined on the basis of target bonus, as opposed to earned bonus. The Company will also provide you with one year's continued coverage under the Company's medical and dental plans at the rate applicable to active employees. (The one year of continued salary and benefits is hereinafter referred to as the "Severance Period".) Notwithstanding the forgoing, your payments under this paragraph (a) can, at your election, be paid in a single lump sum. If you are terminated by the Company without Cause prior to the closing of the sale of the Company, the Company will pay you the Transaction Bonus determined under paragraph 5.

         (b) Severance. If you are terminated by the Company without Cause after the expiration of the Term of this Agreement and for a period of two years thereafter, you shall be entitled to receive severance equal to two weeks of base salary for each year of service you have with the Company through the date of your termination of employment.

         (c) Cause. For purposes of this Agreement, Cause shall mean any act of dishonesty or theft, willful misconduct, acts of gross negligence or the willful and continued failure or your refusal to perform assigned duties (other than caused by a disability, which for purposes of this Agreement shall mean your total and permanent incapacity to perform the duties you were performing immediately prior to the onset of such disability).

         8. Survivor's Benefit. In the event of your death before the end of the Term, or during the course of any applicable Severance Period, your spouse, if any, shall receive the full (or, if your death occurs during any applicable Severance Period, the remainder of the) one year of continued base salary and medical and dental coverage set forth in paragraph 7 above. Further, your spouse, if any, shall receive the Guaranteed Minimum Bonus due with respect to the year of your death under paragraph 3 and the Completion Bonus set forth in paragraph 4 above.

         9. Affirmation. As further consideration for the payments and other security set forth above, by signing this Agreement you agree to continue to abide by the covenants and agreements set forth in Exhibit A attached hereto.

         10. Assignment. You may not assign your rights or obligations hereunder. The rights and obligations of the Company hereunder shall inure to the benefit of and shall be binding upon its respective successors and assigns. The Company shall use its reasonable best efforts to ensure that any purchaser of the business of the Company offers the same or substantially equivalent plans as the medical, dental and vehicle allowance plans currently offered by the Company.

         11. General Provisions. (a) This Agreement shall be subject to and governed by the laws of the State of Illinois without regard to its choice of law principles.

                  (b) Failure to insist upon strict compliance with any provision(s) hereof shall not be deemed a waiver of such provision(s) or any other provision hereof. If all or any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Agreement not declared to be unlawful or invalid. Any paragraph or a part of a paragraph so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such paragraph or part of a paragraph to the fullest extent possible while remaining lawful and valid.

                  (c) This Agreement shall not be altered, amended, or modified except by written instrument executed by the Company and you. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

                  (d) The Company's obligation to pay amounts hereunder are subject to its withholding obligations under applicable federal, state and local laws.

                                      RUST SCAFFOLD SERVICES INC.


                                      By     /s/ Donald Chappel
                                         -------------------------
                                             Donald R. Chappel,
                                             Vice President


         ACCEPTANCE

Agreed to and accepted this 30th day of July, 1996.

By     /s/ Marty McGee
    ----------------------
       Marty McGee

                                   EXHIBIT A

COVENANT NOT-TO-COMPETE.

         (a) I agree that while I am employed by the Company, I will not, directly or indirectly, compete with the business conducted by the Company.

         (b) I agree that for a period of twelve (12) months after my voluntary termination of employment with the Company or my termination by the Company for
Cause:

                  (i) I will not, within the Restricted Area, accept employment with a competitor of the Company if such competitor provides or offers to provide competitive products or services to persons who are or were customers of the Company within the Restricted Area; and

                  (ii) I will not directly or indirectly sell, attempt to sell, provide or attempt to provide any products or services (in competition with those products or services which I sold or provided on behalf of the Company) to any person:

                           (A) residing or located within the Restricted Area;

                           (B) who was a customer of the Company within the
Restricted Area during the last twelve (12) months of my employment; or

                           (C) to whom I sold, attempted to sell, provided or
attempted to provide such products or services during the last twelve (12) months of my employment with the Company.

I agree that I will comply with the most restrictive of the provisions specified in subsections (i) and (ii)(A) through (C) which is allowed by applicable state law. The parties agree that if enforcement of this agreement is sought, the enforcing court should select the most restrictive provisions appropriate under applicable state law.

         (c) I agree that while I am employed by the Company and for a period of twelve (12) months after termination of my employment for any reason, with or without Cause, I will not directly or indirectly hire, or attempt to hire any employee of the Company nor will I encourage any employee of the Company to terminate employment with the Company.

         (d) "Restricted Area" is the geographic area serviced by any division of the Company for which I performed duties during the last twelve (12) months of my employment with the Company.

         (e) I understand that if I am terminated by the Company for other than Cause, I may go to work for a competitor, but all other provisions of the Covenant shall apply.

AGREEMENT NOT-TO-USE CLASSIFIED INFORMATION.

         I acknowledge that during the term of my employment, I will be making use of, acquiring or adding to the Company's Classified Information. In order to protect the Classified Information: I will not during the term of my employment with the Company or thereafter, in any way utilize any of the Classified Information except in connection with my employment by the Company. I will not copy, reproduce or remove from the Company's premises the original or any copies of the Classified Information and I will not disclose any of the Classified Information to anyone.

                    1996 WMI MANAGEMENT INCENTIVE BONUS PLAN
                              PARTICIPANT SUMMARY
                                /H/ MARTY MCGEE
                                STATE PRESIDENT
                        GROUP VICE PRESIDENT-OPERATIONS

o        Target incentive award is 40% of December 31, 1996 base salary.

o Maximum incentive award potential is 200% of target award or 80% of 1996 base salary.

o To qualify for a bonus, an overall prequalification will be a year-end performance evaluation of 2 or 3, with management reserving the right to revoke or reduce any bonus otherwise payable under the plan for serious non-compliance in any EMS pillar.


FINANCIAL MEASURES


                                                   BONUS PORTION %
CRITERIA                                   TARGET                    MAX
WMX E.P.S                                    10%                      20%
WMI CONSOLIDATED PRE-TAX                     10%                      20%
GROUP PRE-TAX                                10%                      20%
OPERATING UNIT PRE-TAX                       50%                     100%
OPERATING UNIT CASH FLOW                     20%                      40%
                   TOTAL                    100%                     200%

-------------------------------------------------------------------------------

NON-FINANCIAL MEASURES

EMS Pillar Reduction from Operating Unit Pre-Tax and Operating Unit Cash
Flow:

                           PEOPLE                    10%
                           CUSTOMER                  10%
                           ENVIRONMENT               10%

Participants must achieve primary measurables in each non-financial pillar, (Customer, People, Environment). If primary measurables are not achieved, 10% will be deducted, per pillar, from bonus otherwise payable for Operating Unit Pre-Tax/Cash Flow results.

                    1996 WMI MANAGEMENT INCENTIVE BONUS PLAN
                              PARTICIPANT SUMMARY


1996 PLAN - GENERAL INFORMATION

o Financial calculation of pre-tax goal achieved must include the accrual for all bonus payments which are anticipated to be achieved under the respective bonus plans in the current year.

o In the event that a participant's target award level changes during the plan year, the individual's award will be pro-rated based on the time that he or she participated in each target award level category.

o 1996 bonus calculations will be made using December 31, 1996 base salary.

o If a participant's employment is terminated (either voluntarily or involuntarily) during the plan year for any reason, any incentive bonus award otherwise earned will be forfeited.

o All awards will be paid in cash, minus applicable withholding and taxes prior to February 7, 1997. Individuals must be on the active payroll at the time of payout in order to be eligible for bonus award.

o The Company may, in its sole discretion, amend or terminate this plan any time.

                            1996 WMI MANAGEMENT INCENTIVE BONUS PLAN
                                       PARTICIPANT SUMMARY

BONUS CALCULATION

Bonus payouts due under the different financial criteria will be determined by using the following matrices:


=======================================        ========================================================
              WMX E.P.S.                                       WMX CONSOLIDATED PRE-TAX
          10% of Bonus Target                                    10% of Bonus Target
=======================================        ========================================================
   To be provided following January            % of Pre-tax                      % of Target
             Board Meeting                     Achieved                          Portion Earned
                                                      95%                                 50%
                                                      96%                                 60%
                                                      97%                                 70%
                                                      98%                                 80%
                                                      99%                                 90%
                                               --------------------------------------------------------
                                                     100%              Target            100%
                                               --------------------------------------------------------
                                                     102%                                120%
                                                     104%                                140%
                                                     106%                                160%
                                                     108%                                180%
                                                     110%                                200%
                                               ========================================================


        =============================          ============================         ============================
               GROUP CONSOLIDATED                      OPERATING UNIT                        OPERATING UNIT
                    PRE-TAX                              CASH FLOW                             PRE-TAX
              10% of Bonus Target                   20% of Bonus Target                  50% of Bonus Target
        =============================          ============================         ============================
                               % of                                 % of                                  % of
                             Target              % of              Target             % of               Target
        % of Pre-tax         Portion           Cash Flow           Portion          Cash Flow            Portion
          Achieved            Earned           Achieved            Earned           Achieved             Earned
            95%                 50%               75%                25%               95%                 50%
            96%                 60%               80%                40%               96%                 60%
            97%                 70%               85%                55%               97%                 70%
            98%                 80%               90%                70%               98%                 80%
            99%                 90%               95%                85%               99%                 90%
        ----------------------------           ----------------------------         ----------------------------
           100%    Target      100%              100%    Target     100%              100%     Target     100%
        ----------------------------           ----------------------------         ----------------------------
           104%                120%              105%               120%              105%                120%
           108%                140%              110%               140%              110%                140%
           112%                160%              115%               160%              115%                160%
           116%                180%              120%               180%              120%                180%
           120%                200%              125%               200%              125%                200%
        =============================          ============================         ============================

Percentage of pre-tax profit goal achieved is not shown above, interpolate between amounts to determine percentage of largest bonus earned.

                    1996 WMI MANAGEMENT INCENTIVE BONUS PLAN
                         INDIVIDUAL PARTICIPANT SUMMARY


NAME: _____________________ TITLE: ______________________________

1996 BASE SALARY:  $____________  GROUP:________________________

NOTE: 1996 payout is based on base salary as of December 31, 1996.

                           40%                        $
                      --------------                   -------------
                      Target Bonus %                  Target Bonus $

For 1996, incentive bonus payments will be calculated on the following financial criteria:

FINANCIAL MEASURABLES (000's omitted)

                                                 BONUS PORTION       1996 BUDGET GOAL
                                               %       $
WMX E.P.S.                                     10% _________         Target
WMI Consolidated                               10% _________         $_______________
Group Pre-Tax                                  10% _________         $_______________
Operating Unit Pre-Tax                         50% _________         $_______________
Operating Unit Cash Flow                       20% _________         $_______________


NON-FINANCIAL MEASURABLES

Overall performance on each non-financial pillar could reduce actual bonus paid from Operating Unit Pre-Tax/Cash Flow by the following amounts:

                  PILLAR                    MAXIMUM REDUCTION

                  PEOPLE                             10%

                  CUSTOMER                           10%

                  ENVIRONMENT                        10%

                          PARTICIPANT SUMMARY -- EMS PRIMARY MEASURABLES
                                1996 GOALS -- OPERATING UNIT LEVEL

====================================================================================================
                                                                      ACTUAL
PEOPLE MEASURABLES                                                  PERFORMANCE          POINTS
----------------------------------------------------------------------------------------------------
1. Attain Minimum Overall SFA Score.-- Goal = 71%
> 71%             - Exceeds Expectations                    (3)
 =69-71%          - Meets Expectations                      (2)
< 69%             - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
2. Attain Voluntary Turnover Level. -- Goal = 15%

> 14%             - Exceeds Expectations                    (3)
=14-16%           - Meets Expectations                      (2)
< 16%             - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
3. Complete Required Training. -- Goal = 100%

= 100%            - Meets Expectations                      (3)
< 100%            - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
If less than six (6) points - deduct 10% from bonus.             TOTAL
If equal to/greater than six (6) points - no deduction.          POINTS
                                                                                    ================

====================================================================================================
                                                                      ACTUAL
CUSTOMER MEASURABLES                                                PERFORMANCE          POINTS
----------------------------------------------------------------------------------------------------
1. Attain Customer Satisfaction Index. -- Goal =
>                 - Exceeds Expectations                    (3)
=                 - Meets Expectations                      (2)
<                 - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
2. Attain Lost Long Term Customer Rate Goal. -- Goal =

>                 - Exceeds Expectations                    (3)
=                 - Meets Expectations                      (2)
<                 - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
3. Attain New Long Term Customer Growth Rate. -- Goal =

>                 - Exceeds Expectations                    (3)
=                 - Meets Expectations                      (2)
<                 - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
4. Attain Commercial Recycling Penetration Rate.  -- Goal =

>                 - Exceeds Expectations                    (3)
=                 - Meets Expectations                      (2)
<                 - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------------
If less than eight (8) points - deduct 10% from bonus.           TOTAL
If equal to/greater than eight (8) points - no deduction.        POINTS
                                                                                    ================

                 PARTICIPANT SUMMARY - EMS PRIMARY MEASURABLES
                       1996 GOALS - OPERATING UNIT LEVEL

==============================================================================================
                                                                      ACTUAL
ENVIRONMENT MEASURABLES                                             PERFORMANCE        POINTS
----------------------------------------------------------------------------------------------
1. Reduce the number of serious accidents by 10%.
(If 1995 serious accidents equaled 0, maintaining
earns three (3), any increase results in one (1).
> 10%             - Exceeds Expectations                    (3)
= 10%             - Meets Expectations                      (2)
< 10%             - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------
2. Reduce the number of (employee, including leased labor)
fatalities to 0.

= 0 fatalities    - Meets Expectations                      (3)
> 0 fatalities    - Does not meet Expectations              (2)
----------------------------------------------------------------------------------------------
3. Improve average audit scores.

> 91%             - Exceeds Expectations                    (3)
= 85-91%          - Meets Expectations                      (2)
< 85%             - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------
4. Reduce Overdue CARS issues

< 5%              - Exceeds Expectations                    (3)
= 5-7%            - Meets Expectations                      (2)
> 7%              - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------
5. Number of Facility Permits reviewed (Landfill only).

= 100%            - Meets Expectations                      (3)
< 100%            - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------
6. Increase in-place density or compaction factor.  (Landfill only)

> 7%              - Exceeds Expectations                    (3)
= 5-7%            - Meets Expectations                      (2)
< 5%              - Does not meet Expectations              (1)
----------------------------------------------------------------------------------------------
If less than twelve (12) points - deduct 10% from bonus.         TOTAL
If equal to/greater than twelve (12) points - no deduction.      POINTS
                                                                                    ================

DEFINITIONS

Serious Accident: Any accident with exposure of $250,000.

Fatality:         Any death, regardless of liability or financial exposure.


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